[GRAPHIC OMITTED]


Contact:
-------
John M. Kish, Chairman and Chief Executive Officer
James V. Dionise, Executive Vice President and Chief Financial Officer
Tel:  412-882-9946
Fax:  412-882-8580
www.greatamericanfederal.com


FOR IMMEDIATE RELEASE
---------------------

GA FINANCIAL, INC. ANNOUNCES SECOND QUARTER 2003 EARNINGS
---------------------------------------------------------

PITTSBURGH, PA, July 31, 2003 - GA Financial, Inc. (AMEX: GAF) (the "Company"), the parent company of Great American Federal, today announced second quarter net income of $1.7 million or $0.35 per share (diluted) for the three-month period ended June 30, 2003, compared to net income of $1.5 million or $0.30 per share (diluted) for the three-month period ended June 30, 2002. During the second quarter of 2003, the Company realized before tax gains of $719,000 from the sale of securities and, incurred approximately $163,000 in before tax charges in connection with the contested election of Directors at its 2003 Annual Meeting of Shareholders and the related subsequent litigation. Comparatively, the second quarter of 2002 included a before tax gain of $905,000 from the sale of a branch office, a before tax charge of $141,000 to record an other-than-temporary decline in the valuation of certain investment securities, a before tax charge of $291,000 to close a branch office, and a before tax charge of $141,000 related to branch system staffing reductions.

Net income for the six-month period ended June 30, 2003 was $3.4 million or $0.69 per share (diluted) compared to net income of $3.0 million or $0.59 per share (diluted) for the six-month period ended June 30, 2002, which included the aforementioned before tax gain and charges.

In reviewing the Company's financial performance, Chairman and Chief Executive Officer John M. Kish stated, "We remain focused on growing our core loan and deposit relationships. We continued to generate commercial and residential construction and development, consumer, multi-family, and commercial business loans while significantly growing our money market deposit and modestly growing our noninterest-bearing checking accounts since year-end. In addition, despite the challenging interest rate environment, we either improved or sustained our interest rate spread and net interest margin from the comparable periods last year."

The Company, with total assets of $903.7 million, is the parent company of Great American Federal, the Whitehall, PA based community bank, which has served Pittsburgh area customers for over 85 years. Great American Federal operates 12 branch offices throughout Allegheny County offering a broad array of commercial banking, retail banking, and wealth management products and services. More information about the Company and Great American Federal can be found at www.greatamericanfederal.com.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time subject to applicable laws and regulations. The Company does not undertake and specifically disclaims any obligation to publicly release the results of any revisions, which may be made to any forward-looking statements or to reflect the occurrence of anticipated or unanticipated events.


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited)                                              NEWS RELEASE

GA FINANCIAL, INC.


                                                                                                   June 30,        December 31,
 (Dollars in thousands, except per share amounts)                                                    2003              2002
---------------------------------------------------------------------------------------------------------------------------------

ASSETS

   Cash (including interest-bearing deposits of $15,869 and $16,415).......................     $    20,002       $    21,343
   Held for trading securities, at fair value..............................................             135               129
   Available for sale securities, at fair value............................................         368,311           314,196
   Held to maturity securities, at cost....................................................           2,971             2,951
                                                                                                   --------           -------
     Total securities......................................................................         371,417           317,276
   Education loans held for sale...........................................................             740            14,795
   Loans (net of deferred costs (fees) of $16 and $(107))..................................         468,019           469,273
                                                                                                   --------           -------
     Total loans...........................................................................         468,759           484,068
   Allowance for loan losses...............................................................          (3,956)           (3,896)
                                                                                                   --------           -------
     Net loans.............................................................................         464,803           480,172
   Accrued interest receivable on securities...............................................           2,146             2,323
   Accrued interest receivable on loans....................................................           2,313             3,125
   Federal Home Loan Bank stock............................................................          12,759            12,019
   Premises and equipment, net.............................................................           6,075             6,289
   Foreclosed assets.......................................................................              23                34
   Securities sold, not settled............................................................           8,455               992
   Prepaid expenses and other assets.......................................................          15,663            14,462
                                                                                                    -------           -------
     Total assets..........................................................................   $     903,656       $   858,035
                                                                                                    -------           -------

LIABILITIES

   Noninterest-bearing deposits............................................................   $      34,648       $    30,701
   Interest-bearing deposits...............................................................         521,299           493,366
                                                                                                    -------           -------
     Total deposits........................................................................         555,947           524,067
   Borrowed funds..........................................................................         230,525           221,575
   Advances from customers for taxes, insurance, and other.................................           3,078             2,372
   Accrued interest payable................................................................           3,904             1,620
   Securities purchased, not settled.......................................................           7,024                 -
   Other liabilities.......................................................................           6,708             7,860
                                                                                                    -------          --------
     Total liabilities.....................................................................         807,186           757,494
                                                                                                    -------          --------

SHAREHOLDERS' EQUITY

   Preferred stock ($0.01 par value); 1,000,000 shares authorized; 0 shares issued.........               -                   -
   Common stock ($0.01 par value); 23,000,000 shares authorized; 8,900,000 shares issued...              89                  89
   Additional paid-in capital..............................................................          87,121              87,209
   Retained earnings, substantially restricted.............................................          71,896              70,370
   Accumulated other comprehensive income, net of taxes....................................           6,759               6,973
   Unearned employee stock ownership plan (ESOP) shares....................................          (2,551)             (2,551)
   Unearned stock-based compensation plan (SCP) shares.....................................            (285)               (296)
   Treasury stock, at cost (3,954,873 shares and 3,753,433 shares).........................         (66,559)            (61,253)
                                                                                                    -------          ----------
     Total shareholders' equity............................................................          96,470             100,541
                                                                                                    -------          ----------
     Total liabilities and shareholders' equity............................................   $     903,656       $     858,035
                                                                                                    -------          ----------





CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)                     NEWS RELEASE

GA FINANCIAL, INC.


                                                                                        Three Months Ended      Six Months Ended
                                                                                             June 30,                June 30,
(Dollars in thousands, except per share amounts)                                        2003         2002       2003         2002
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST INCOME
  Loans.............................................................................  $  7,640    $  8,529    $ 15,566    $ 16,841
  Securities:
    Taxable interest................................................................     3,292       3,140       6,348       6,383
    Nontaxable interest.............................................................       571         677       1,204       1,362
    Dividend........................................................................       210         369         450         828
  Interest-bearing deposits.........................................................        56         114         134         238
                                                                                        ------      ------      ------      ------
    Total interest income...........................................................    11,769      12,829      23,702      25,652
                                                                                        ------      ------      ------      ------

INTEREST EXPENSE

  Interest-bearing deposits.........................................................     3,452       4,413       7,117       8,940
  Borrowed funds....................................................................     2,614       2,833       5,206       5,755
  Other.............................................................................        12           8          21          15
                                                                                        ------      ------      ------      ------
    Total interest expense..........................................................     6,078       7,254      12,344       4,710
                                                                                        ------      ------      ------      ------
    Net interest income.............................................................     5,691       5,575      11,358      10,942
  Provision for loan losses.........................................................        45         255         423         555
                                                                                        ------      ------      ------      ------
    Net interest income after provision for loan losses.............................     5,646       5,320      10,935      10,387
                                                                                        ------      ------      ------      ------

NONINTEREST INCOME

  Service fees......................................................................       521         669       1,072       1,266
  Net gain (loss) on sales of available for sale securities.........................       719        (144)      1,121          (9)
  Writedown of securities...........................................................         -        (141)          -        (141)
  Net gain (loss) on held for trading securities....................................         4         (12)          6         (11)
  Gain on sales of education loans held for sale....................................         -           -         123          37
  Gain on sale of branch............................................................         -         905           -         905
  Earnings on bank owned life insurance.............................................       138         159         286         282
  Other.............................................................................        17          12          91          18
                                                                                        ------      ------      ------      ------
    Total noninterest income........................................................     1,399       1,448       2,699       2,347
                                                                                        ------      ------      ------      ------

NONINTEREST EXPENSE

  Compensation and employee benefits................................................     2,360       2,366       4,674       4,562
  Occupancy.........................................................................       400         421         838         885
  Furniture and equipment...........................................................       466         430         874         728
  Marketing.........................................................................       272         150         381         219
  Deposit insurance premiums........................................................        21          23          43          47
  Loss on closure of branch.........................................................         -         291           -         291
  Other.............................................................................     1,234       1,160       2,246       2,201
                                                                                        ------      ------      ------      ------
    Total noninterest expense.......................................................     4,753       4,841       9,056       8,933
                                                                                        ------      ------      ------      ------
    Income before provision for income taxes........................................     2,292       1,927       4,578       3,801
  Provision for income taxes........................................................       586         395       1,135         795
                                                                                        ------      ------      ------      ------
    Net income......................................................................  $  1,706    $  1,532    $  3,443    $  3,006
                                                                                        ------      ------      ------      ------

OTHER COMPREHENSIVE INCOME

  Unrealized holding gains on available for sale securities, net of taxes             $    734    $  3,263    $    633    $  2,698
  Reclassification adjustment for net (gains) losses included in income.............      (504)        184        (847)        (16)
                                                                                        ------      ------      ------      ------
    Other comprehensive gain (loss).................................................       230       3,447        (214)      2,682
                                                                                        ------      ------      ------      ------
    Comprehensive income............................................................  $  1,936    $  4,979    $  3,229    $  5,688
                                                                                        ------      ------      ------      ------

EARNINGS PER SHARE

Basic...............................................................................  $   0.36    $   0.31    $   0.72    $   0.60
Diluted.............................................................................      0.35        0.30        0.69        0.59

AVERAGE SHARES OUTSTANDING

Basic............................................................................... 4,717,755   5,009,626   4,773,907   5,041,088
Diluted............................................................................. 4,903,192   5,113,217   4,957,612   5,134,148



SELECTED CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)            NEWS RELEASE


GA FINANCIAL, INC.


                                                                   June 30,         December 31,
 (Dollars in thousands, except per share amounts)                    2003               2002
--------------------------------------------------------------------------------------------------

SELECTED FINANCIAL CONDITION DATA (At end of period)
  Assets.....................................................     $  903,656       $   858,035
  Securities.................................................        371,417           317,276
    Held for trading securities, at fair value...............            135               129
    Available for sale securities, at fair value.............        368,311           314,196
    Held to maturity securities, at cost.....................          2,971             2,951
  Loans......................................................        468,759           484,068
    Residential..............................................        198,571           218,905
    Multi-family.............................................         12,275            10,629
    Commercial real estate...................................         98,386           100,376
    Commercial and residential construction and development..         44,095            29,506
    Consumer.................................................         82,916            79,104
    Commercial business......................................         31,760            30,860
    Education loans held for sale............................            740            14,795
    Net deferred costs (fees)................................             16              (107)
  Allowance for loan losses..................................         (3,956)           (3,896)
  Net loans..................................................        464,803            48,172
  Deposits...................................................        555,947           524,067
    Noninterest-bearing checking accounts....................         34,648            30,701
    Interest-bearing checking accounts.......................         39,096            39,691
    Money market deposit accounts............................        120,298            69,546
    Savings accounts.........................................        141,059           149,229
    Certificates of deposit..................................        220,846           234,900
  Borrowed funds.............................................        230,525           221,575
  Shareholders' equity.......................................     $   96,470       $   100,541
                                                                     -------           -------

SELECTED FINANCIAL HIGHLIGHTS (At end of period)

  Loans-to-deposits..........................................          84.32 %           92.37 %
  Nonperforming loans........................................     $    2,600       $     1,470
  Nonperforming assets.......................................     $    2,623       $     1,504
  Nonperforming loans to loans...............................           0.55 %            0.30 %
  Nonperforming assets to assets.............................           0.29 %            0.18 %
  Allowance for loan losses to loan..........................           0.84 %            0.80 %
  Allowance for loan losses to nonperforming assets..........         150.82 %          259.04 %
  Shareholders' equity to assets.............................          10.68 %           11.72 %
  Stock price per share......................................     $    25.15       $     23.70
  Book value per share.......................................     $    19.51       $     19.54
  Stock price to book value..................................         128.91 %          121.29 %
  Shares outstanding.........................................      4,945,127         5,146,567
                                                                   ---------         ---------


                                                                       Three Months Ended                 Six Months Ended
                                                                            June 30,                           June 30,
 (Dollars in thousands, except per share amounts)                    2003              2002              2003            2002
-----------------------------------------------------------------------------------------------------------------------------------

SELECTED FINANCIAL HIGHLIGHTS (For the period ended)

  Earnings per share - basic.................................     $     0.36       $      0.31       $      0.72       $    0.60
  Earnings per share - diluted...............................     $     0.35       $      0.30       $      0.69       $    0.59
  Average shares outstanding - basic.........................      4,717,755         5,009,626         4,773,907       5,041,088
  Average shares outstanding - diluted.......................      4,903,192         5,113,217         4,957,612       5,134,148
  Cash dividends per share...................................     $     0.20       $      0.18              0.40            0.36
  Return on average assets...................................           0.78 %            0.71 %            0.79 %          0.70 %
  Return on average equity...................................           7.02 %            6.25 %            6.98 %          6.14 %
  Interest rate spread.......................................           2.45 %            2.33 %            2.44 %          2.29 %
  Net interest margin........................................           2.86 %            2.86 %            2.88 %          2.81 %
                                                                    --------         ---------          --------       ---------